Exhibit 99.1
News Release
nCino Signs Definitive Agreement to Acquire SimpleNexus
Combines leading cloud-based, mobile-first homeownership platform with the nCino Bank Operating System®

Expands nCino’s point-of-sale and mobile capabilities

WILMINGTON, N.C. – November 16, 2021 – nCino, Inc. (NASDAQ: NCNO), a pioneer in cloud banking and digital transformation solutions for the global financial services industry, today announced it has entered into a definitive agreement to acquire SimpleNexus in a stock and cash transaction valued at approximately $1.2 billion. SimpleNexus seamlessly unites the people, systems, and stages of the home buying process into a single end-to-end experience, enabling loan officers, borrowers, real estate agents and settlement agents to manage the homeownership journey in the palm of their hands.

“When we first started nCino, our mission was clear: to transform the financial services industry through innovation, reputation and speed. Today, we take another major step forward in executing on that mission by welcoming the talented team at SimpleNexus and their best-in-class, cloud-based homeownership platform into the nCino family,” said Pierre Naudé, Chief Executive Officer of nCino. “Just as nCino has transformed the process for commercial, small business and retail lending, treasury management and account opening, SimpleNexus has streamlined the many stages of the homeownership process into a single, seamless journey. Their innovative solution and deep subject matter expertise in consumer front-end technology will extend our capabilities to the U.S. point-of-sale mortgage space and enhance nCino’s mobile and point-of-sale offerings, unlocking additional opportunities and value for our customers and their clients.”

SimpleNexus has established itself as a leading digital homeownership software company in the U.S., serving more than 300 independent mortgage banks (IMBs), over 80 banks and credit unions, and more than 41,000 loan originators nationwide. During the first nine months of 2021, more than 1 in every 7 mortgage originations in the U.S. leveraged SimpleNexus’ software.

Providing a natural expansion of nCino’s capabilities to the U.S. point-of-sale mortgage market, the acquisition of SimpleNexus initially expands nCino’s serviceable addressable market by over $4 billion and furthers its competitive position as the single digital banking platform of choice. Similar to nCino, SimpleNexus operates a per-seat subscription-based revenue model, enabling the company to generate financial results that are more predictable, recurring and not based on mortgage transaction volumes.

nCino and SimpleNexus will work together to continue innovating for the IMB community while accelerating the adoption of the SimpleNexus homeownership platform by U.S. banks and credit unions, where nCino currently has over 1,100 customers. The two companies will also work together to leverage SimpleNexus’ consumer front-end technology and domain expertise to accelerate the development of nCino’s mobile and point-of-sale offerings across additional lines of business.

“This is a truly exciting moment for SimpleNexus, and we are eager to be joining forces with the nCino team, with whom we share similar technology visions, strong cultural alignment and a commitment to taking care of our employees and customers,” said Cathleen Schreiner Gates, Chief Executive Officer at SimpleNexus. “Our industry-leading, mobile-first homeownership platform will complement nCino’s Bank Operating System to create even greater value for IMBs and financial institutions across multiple product lines and digital channels. Together, our best-in-class, cloud native platforms will significantly strengthen how we serve our customers.”

Details Regarding the Proposed Acquisition
nCino will acquire SimpleNexus for approximately $240 million in cash and approximately 13.2 million shares of nCino Common Stock, subject to customary adjustments for transactions of this nature.

An investor presentation about the transaction is available on the Investor Relations section of nCino’s website: https://investor.ncino.com/news-events/events-and-presentations. Additional details and information about the terms and conditions of the acquisition will be available in a Current Report on Form 8-K to be filed by nCino with the Securities and Exchange Commission.

The transaction is expected to close by the end of nCino’s fourth fiscal quarter ending January 31, 2022 and is subject to receipt of regulatory approvals and other customary closing conditions.

Advisors
BofA Securities is serving as financial advisor to nCino, and Sidley Austin LLP is serving as its legal counsel. Willkie Farr & Gallagher LLP is serving as legal counsel to SimpleNexus.

Conference Call Information
nCino and SimpleNexus executives will host a conference call at 4:30 p.m. ET today to discuss the details of the transaction. The conference call will be available via live webcast and replay at the Investor Relations section of nCino’s website: https://investor.ncino.com/news-events/events-and-presentations.

Cautionary Language Concerning Forward-Looking Statements
This press release contains forward-looking statements about nCino’s expectations, plans, future performance, outlook and prospects regarding the benefits that may be derived from the proposed transaction between nCino, Inc. and SimpleNexus, LLC (“SimpleNexus”) including, without limitation, with respect to SimpleNexus’ growth profile, cross and upsell opportunities, and the expansion of the nCino Bank Operating System® platform.  Forward-looking statements generally include actions, events, results, strategies and expectations and are often identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions and the negatives thereof. Any forward-looking statements contained in this press release are based upon nCino’s and/or SimpleNexus’ historical performance and their current plans, estimates, and expectations and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent nCino’s expectations as of the date of this press release. Subsequent events may cause these expectations to change and, except as may be required by law, nCino does not undertake any obligation to update or revise these forward-looking statements.

These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially including, but not limited to, risks related to: (i) changes in economic conditions, particularly increases in mortgage interest rates, credit availability, real estate prices, and consumer confidence, (ii) the ability of the parties to satisfy the closing conditions in a timely fashion or at all, (iii) retaining the employees of SimpleNexus, (iv) nCino’s ability to successfully integrate the SimpleNexus business, including SimpleNexus’ recent acquisition of LBA Ware, (v) the ability to sustain revenue growth rates of both businesses, (vi) the ability to accelerate the development of nCino’s mobile and point-of-sale offerings across additional lines of business, and (vii) the achievement of anticipated synergies and the timing thereof. Additional risks and uncertainties that could affect nCino’s business and financial results and these forward-looking statements are included in nCino’s reports filed with the U.S. Securities and Exchange Commission (available on our web site at www.ncino.com or the SEC's web site at www.sec.gov). Further information on potential risks that could affect actual results will be included in other filings nCino makes with the SEC from time to time.

About nCino
nCino (NASDAQ: NCNO) is the worldwide leader in cloud banking. The nCino Bank Operating System® empowers financial institutions with scalable technology to help them achieve revenue growth, greater efficiency, cost savings and regulatory compliance. In a digital-first world, nCino's single digital platform enhances the employee and client experience to enable financial institutions to more effectively onboard new clients, make loans and manage the entire loan life cycle, and open deposit and other accounts across lines of business and channels. Transforming how financial institutions operate through innovation, reputation and speed, nCino works with more than 1,200 financial institutions globally, whose assets range in size from $30 million to more than $2 trillion. For more information, visit: www.ncino.com.

About SimpleNexus
Founded in 2011, SimpleNexus is an award-winning developer of mobile-first technology for the modern mortgage lender. Lenders depend on our namesake homeownership platform to unite the people, systems and stages of the mortgage process into a seamless, end-to-end solution that spans engagement, origination, closing and business intelligence. By helping lenders manage their teams and stay connected with borrowers and real estate partners, we deliver a measurable return on investment in the form of reduced turn times, increased loan application submissions and more referral business. A four-time Inc. 5000 company, SimpleNexus has been recognized as one of the world’s Best Workplaces for Innovators. For more information, visit https://www.simplenexus.com or follow @SimpleNexus.

MEDIA CONTACTS
Sutton Resler
+1 571.236.4966
sresler@mww.com

Kathryn Cook
+ 1 919.691.4206
Kathryn.cook@ncino.com